U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2006

SULPHCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

850 Spice Islands Drive, Sparks, NV 89431
(Address of principal executive offices)

(775)-829-1310
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported by SulphCo, Inc. on Form 8-K filed by it with the SEC on October 14, 2005, SulphCo entered into a test agreement with Total France effective September 27, 2005, which by its terms was set to remain in effect until such period as was necessary to obtain the last main data and results by Total France, and at the latest on April 30, 2006, which deadline could be extended by mutual written agreement between the parties.

On April 28, 2006, SulphCo entered into an amendment to the test agreement to extend the duration of the test agreement from April 30, 2006, to September 15, 2006 at the latest, unless further extended by mutual written agreement of the parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SULPHCO, INC. (Registrant)

Date: May 2, 2006	By:	/s/ Loren J. Kalmen

Loren J. Kalmen Chief Financial Officer